                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  July 16, 2003
                                                          ---------------


                           NORTHERN TRUST CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-5965                                       36-2723087
--------------------------------              ---------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)

Fifty South LaSalle Street, Chicago, Illinois                 60675
--------------------------------------------------------------------------------
   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code            (312) 630-6000
                                                     ---------------------------

Item 9. Regulation FD Disclosure (Also being provided under Item 12- Results of Operations and Financial Condition)

         The information contained in the registrant's July 16, 2003 press release, reporting on the registrant's earnings for the second quarter of 2003, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit 99        July 16, 2003  Press Release

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NORTHERN TRUST CORPORATION
                                            --------------------------
                                                   (Registrant)

Dated: July 16, 2003                        By:  /s/ Perry R. Pero
                                                 -------------------------
                                                     Perry R. Pero
                                                     Vice Chairman
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Number            Description                                 Page Number
------            -----------                                 -----------

  99              July 16, 2003   Press Release                    5